                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             WARBURG, PINCUS GLOBAL POST-VENTURE CAPITAL FUND, INC.

-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.

-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
	 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              WARBURG, PINCUS TRUST
                      (Post-Venture Capital Portfolio Only)

-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------------
     (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
	 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

       WARBURG, PINCUS GLOBAL POST-VENTURE CAPITAL FUND, INC.
          WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.
                       WARBURG, PINCUS TRUST
                   (Post-Venture Portfolio only)
                        466 Lexington Avenue
                   New York, New York 10017-3147


                             NOTICE OF
                  SPECIAL MEETING OF SHAREHOLDERS
                          _________, 1997


Dear Shareholders:

         A special meeting of the shareholders of each of the Warburg, Pincus Global Post-Venture Capital Fund, Inc., Warburg, Pincus Post-Venture Capital Fund, Inc. and the Post-Venture Capital Portfolio of the Warburg, Pincus Trust (each, a "Fund" and collectively, the "Funds") will be held on Friday, January 17, 1997, at 3:00 p.m., Eastern Time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3147 (10th Floor), or any adjournment thereof, for the following purposes:

         (1) To approve or disapprove the new Sub-Investment Advisory Agreement (the "New Sub-Advisory Agreement") among each Fund, Warburg, Pincus Counsellors, Inc. ("Warburg") and Abbott Capital Management, L.P. ("Abbott") with respect to the Fund; and

         (2) To transact such other business as may properly come before the meeting.

         Three important points are these:

             APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS WILL NOT INCREASE THE TOTAL FEES AND EXPENSES OF FUND SHAREHOLDERS.

             THE GOVERNING BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

             THE COSTS ASSOCITATED WITH THIS PROXY ARE BEING PAID FOR BY WARBURG AND NOT BY ANY FUND.

         Approval of the New Sub-Advisory Agreements will allow a Fund to continue utilizing the extensive experience of Abbott in investing a portion of the Fund's assets in private investment vehicles that themselves invest in companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts. Pursuant to the New Sub-Advisory Agreements, however, Warburg will pay an increased sub-advisory fee to Abbott out of its own assets.

         EACH FUND WILL CONSIDER THE APPROVAL OF THE PROPOSAL SET FORTH ABOVE SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY ANOTHER FUND.

         You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on November 15, 1996. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope.

                                 By Order of the Board of Directors/Trustees,

                                 Eugene P. Grace
                                 Vice President and Secretary

________, 1996


                  A FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 927-2874 OR BY WRITING TO THE FUND, 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017-3147.

                  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

                             YOUR VOTE IS IMPORTANT.

      WARBURG, PINCUS GLOBAL POST-VENTURE CAPITAL FUND, INC.
         WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.
                      WARBURG, PINCUS TRUST
              (Post-Venture Capital Portfolio only)
                       466 Lexington Avenue
                  New York, New York 10017-3147

                        -----------------

                         PROXY STATEMENT
                        -----------------

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                         January 17, 1997


         This document is a combined proxy statement for Warburg, Pincus Global Post-Venture Capital Fund, Inc. (the "Global Fund"), an open-end investment company having two classes of common stock, Warburg, Pincus Post-Venture Capital Fund, Inc. (the "Domestic Fund"), an open-end investment company having two classes of common stock and the Post-Venture Capital Portfolio of the Warburg, Pincus Trust (the "Portfolio"), an open-end series investment company having one class of common stock (each, a "Fund" and collectively, the "Funds"). This combined proxy statement, which will be mailed to each Fund's shareholders on or about November 25, 1996 is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees of each Fund (each, a "Board") to be used at the Fund's Special Meeting of Shareholders (the "Meetings"). The Meetings will be held on Friday, January 17, 1996, at 3:00 p.m., Eastern Time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3147 (10th floor), for the purposes set forth in the Fund's Notice of Meeting.

         The proxies named on the proxy card of a Fund will vote in accordance with the directions indicated thereon if your proxy card is received properly executed. If you properly execute your proxy card and give no voting instruction, your shares will be voted FOR the proposal set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting. Broker non-votes (i.e., proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. Proxies may be revoked at any time prior to their exercise by execution of a subsequent proxy card, by written notice to the Secretary of a Fund or by voting in person at the Meeting.

         Approval of the proposal set forth herein will require the Majority Vote (as defined below) of the outstanding shares of a Fund, voting in the aggregate without regard to class, in person or by proxy, if a quorum is present. "Majority Vote" for purposes of this combined proxy statement, and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a Fund are represented or (ii) more than 50% of the outstanding shares of a Fund. EACH FUND WILL CONSIDER THE APPROVAL OF THE PROPOSAL SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY ANOTHER FUND. in the event that a quorum is present at a fund's meeting but sufficient votes to approve a proposal are not received, the persons named as proxies by the Fund may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy.

         The costs of the Meetings (estimated at $________ including the solicitation of proxies) will be paid entirely by Warburg, Pincus Counsellors, Inc. ("Warburg"). The principal solicitation of proxies will be by the mailing of this combined proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of a Fund and regular employees of Warburg or its affiliate(s). Such representatives and employees will not receive additional compensation for solicitation activities. Warburg has retained the services of D.F. King & Co., Inc. to assist in the solicitation of proxies.

         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of November 15, 1996, the Global Fund had outstanding __________ Common Shares and _________ Advisor Shares, the Domestic Fund had outstanding ________ Common Shares and ___ Advisor Shares and the Portfolio had outstanding _______ shares. The persons who owned more than 5% of any class of a Fund's outstanding shares as of November 15, 1996, to the knowledge of the Fund, are set forth in APPENDIX A hereto.

PROPOSAL -- APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

         The shareholders of each Fund will be asked at the Meeting to approve a new Sub-Investment Advisory Agreement (the "New Sub-Advisory Agreement") among the Fund, Warburg and Abbott Capital Management, L.P. ("Abbott") with respect to the Fund. The New Sub-Advisory Agreement was unanimously approved by the Board of each Fund, including all of the Directors or Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of such parties ("independent directors"), at a meeting held on November 4, 1996. Warburg, as investment adviser to the Fund, had recommended to the Boards that the Funds continue to retain Abbott to serve as the sub-investment adviser for the Funds and that Warburg pay Abbott an increased sub-advisory fee pursuant to each New Sub-Advisory Agreement. Warburg's principal office is located at 466 Lexington Avenue, New York, New York 10017-3147, and Abbott's principal office is located at 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328. A form of the New Sub-Advisory Agreement among a Fund, Warburg and Abbott is attached as APPENDIX B. THE INCREASED FEE PAID TO ABBOTT PURSUANT TO THE NEW SUB-ADVISORY AGREEMENTS WILL BE PAID BY WARBURG OUT OF ITS OWN ASSETS AND WILL NOT IN ANY MANNER INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS.

         The Global Fund, the Domestic Fund and the Portfolio commenced investment operations on September 30, 1996, September 29, 1995 and July 2, 1996, respectively, with Warburg serving as each Fund's investment adviser from that date. Each Fund focuses its investments on equity securities of post-venture capital companies, as described more fully in each Fund's Prospectuses. Warburg believes that it is advantageous to invest a portion of a Fund's assets in private investment vehicles that themselves invest in companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts. Because this is an area in which Abbott has extensive experience, Warburg recommended that each Fund continue to retain Abbott as sub-investment adviser and that Warburg pay Abbott an increased sub-advisory fee pursuant to the New Sub-Advisory Agreements. Warburg will monitor the activities and performance of Abbott and may, in its discretion, increase or decrease the portion of a Fund's assets allocated to Abbott for investment. Each Fund has determined initially that Warburg may allocate up to 10% of the Fund's assets to Abbott, which can be changed by the Board at any time.

         The Funds' other service agreements will not be affected by the New Sub-Advisory Agreement. Currently, the Funds employ as co-administrators Counsellors Funds Service, Inc. ("Counsellors") and PFPC Inc. ("PFPC"). Counsellors' address is 466 Lexington Avenue, New York, New York 10017-3147. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. The Funds employ PNC Bank, National Association ("PNC") as custodian of their respective U.S. assets and Fiduciary Trust Company International ("Fiduciary") as custodian of their respective non-U.S. assets. PNC's principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048. The Funds employ Counsellors Securities Inc., a subsidiary of Warburg, as distributor of the shares of the Funds.

         The New Sub-Advisory Agreement as approved by each Fund's Board is now being submitted for approval by the shareholders of each Fund. If it is approved by a Majority Vote of the outstanding shares of a Fund, it will continue in effect for an initial term ending April 17, 1998, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the independent directors who are not parties to the New Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund should fail to approve the New Sub-Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the New Sub-Advisory Agreement. EACH FUND WILL CONSIDER THE APPROVAL OF THE PROPOSAL SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY ANOTHER FUND.

INVESTMENT ADVISORY AGREEMENT

         Warburg, a professional investment counseling firm, serves as each Fund's investment adviser. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors, G.P. ("Counsellors G.P."), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. controls Warburg through its ownership of a class of voting preferred stock of Warburg. Counsellors G.P. has no business other than being a holding company of Warburg and its subsidiaries.

         Pursuant to the Investment Advisory Agreements between Warburg and the Global Fund, the Domestic Fund and the Portfolio, dated September 30, 1996, September 29, 1995 and July 2, 1996, respectively (the "Advisory Agreements"), and subject to the supervision and direction of each Board, Warburg is responsible for managing a Fund in accordance with the Fund's stated investment objective and policies. As compensation for its services to the Fund, Warburg receives compensation at the annual rate of 1.25% of the average daily net assets of each Fund. For the fiscal year or period ended October 31, 1996, Warburg earned, $______, $_______ and $______ under the Advisory Agreements with the Global Fund, the Domestic Fund and the Portfolio, respectively. [Disclosure of waivers, if any.] WHETHER THE NEW SUB-ADVISORY AGREEMENTS ARE APPROVED OR NOT, WARBURG WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUNDS PURSUANT TO THE ADVISORY AGREEMENTS.

         Warburg is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that Warburg may incur in performing its services under the Advisory Agreements, Warburg pays the compensation, fees and related expenses of all Directors of a Fund who are affiliated persons of Warburg or any of its subsidiaries and, if the New Sub-Advisory Agreement is approved by the shareholders of a Fund, will pay an increased sub-advisory fee to Abbott. Each Fund pays all other expenses incurred in its operations, including general administrative expenses.

CURRENT SUB-ADVISORY AGREEMENTS

         The services of Abbott under the current Sub-Advisory Agreements with each Fund are not exclusive. Abbott has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect Abbott's ability to perform its services under the current Sub-Advisory Agreement with each Fund.

         Subject to the supervision of Warburg, the current Sub-Advisory Agreements require Abbott, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to a Fund in accordance with (a) the Fund's Articles of Incorporation or Declaration of Trust, as the case may be, (b) the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Fund's investment objective and policies as stated in the prospectuses (the "Prospectuses") and Statement of Additional Information (the "SAI") and investment parameters provided by Warburg from time to time.

         In connection with the current Sub-Advisory Agreements, Abbott:

                           (i) determines whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buy-outs ("Investments"). Abbott may execute, or place orders for the execution of, all Investments on behalf of a Fund;

                           (ii) assists the custodian and accounting agent for a Fund in determining or confirming, consistent with the procedures and policies stated in each Fund's Prospectuses and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by Abbott;

                           (iii) monitors the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

                           (iv) exercises voting rights in respect of Investments; and

                           (v) provides reports to the Board of each Fund for consideration at quarterly meetings of each Board on the Investments and furnishes Warburg and each Board with such periodic and special reports as a Fund or Warburg may reasonably request.

         In connection with the performance of the services of Abbott as provided for in the current Sub-Advisory Agreements, Abbott may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that Abbott remains liable to each Fund for the performance of its duties.

         Each current Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by Warburg upon 60 days' written notice to Abbott and a Fund; by Abbott upon 60 days' written notice to Warburg and a Fund; or by a Fund, upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Warburg and Abbott.

         Under the current Sub-Advisory Agreements, Warburg pays Abbott a fee, payable quarterly, based on the aggregate average daily net assets of a Fund, at the annual rate of .55% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of a current Sub-Advisory Agreement to the end of the quarter during which the current Sub-Advisory Agreement commences is prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of a current Sub-Advisory Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. WARBURG PAYS ABBOTT THIS SUB-ADVISORY FEE OUT OF ITS OWN ASSETS. ABBOTT HAS NO RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM A FUND FOR SERVICES PROVIDED UNDER THE CURRENT SUB-ADVISORY AGREEMENTS AND MAY LOOK SOLELY TO WARBURG FOR PAYMENT OF FEES DUE.

NEW SUB-ADVISORY AGREEMENTS

         The New Sub-Advisory Agreements are identical to the current Sub-Advisory Agreements in all material respects except for the amount of the sub-advisory fee paid by Warburg to Abbott. Under the New Sub-Advisory Agreements, Warburg would pay Abbott a quarterly fee at the annual rate of 1.00% of a Fund's average daily net assets, rather than the .55% rate paid to Abbott under the current Sub-Advisory Agreements. HOWEVER, THE FUNDS WOULD STILL NOT PAY ANY FEE DIRECTLY TO ABBOTT.

INFORMATION ABOUT ABBOTT

         Abbott, which was founded in 1986, is an independent specialized investment firm with assets under management of approximately $3.5 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients.

         The general partners and principal executive officers of Abbott and their principal occupations are as shown below. The business address of Mr. Pratt is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328 and that of Messrs. Held, Solomon and Gray is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

                                        Position With Abbott
Name                                    And Principal Occupation
----                                    ------------------------

Raymond L. Held..................       General Partner; investment manager.

Stanley E. Pratt.................       General Partner; investment manager.

Gary H. Solomon..................       General Partner; investment manager.

Thaddeus I. Gray, CFA............       Limited Partner; investment manager.

         For tax and other business purposes, the partners of Abbott plan to merge Abbott with and into, or transfer all of the assets of Abbott to, a newly-formed Delaware limited liability company ("Abbott LLC"), with Abbott LLC to survive and assume all of the liabilities of Abbott as part of the transaction. This transaction, which is expected to occur on or about May 31, 1997 and is subject to certain contingencies, will not involve any material change in the management, ownership, personnel, operations or activities of Abbott. The present partners of Abbott will be members of Abbott LLC and will hold officerships and other positions in Abbott LLC carrying responsibilities generally commensurate with their present responsibilities. Pursuant to new Sub-Advisory Agreements with each Fund (the "Abbott LLC Sub-Advisory Agreements"), Abbott LLC, as successor to Abbott, will perform the services then being performed by Abbott. The Abbott LLC Sub-Advisory Agreements will be substantially identical to the New Sub-Advisory Agreements, except for the change of the service provider from Abbott to Abbott LLC. Prior to its effectiveness, the Abbott LLC Sub-Advisory Agreements will be approved by the Board of Directors of each Fund. Shareholder approval of the New Sub-Advisory Agreements will be deemed to represent approval of the Abbott LLC Sub-Advisory Agreements. A Form of the Abbott LLC Sub-Advisory Agreement is attached hereto as APPENDIX C.

THE DIRECTORS' RECOMMENDATION

         In determining whether it was appropriate to approve the New Sub-Advisory Agreements and to recommend approval to shareholders, each Board, including the Directors or Trustees who are not interested persons of Warburg or Abbott, considered various matters and materials provided by Abbott. The Boards considered, primarily, the continued benefits to a Fund of retaining a specialized sub-adviser to manage a portion of the Fund's assets in venture capital, special situations and change of control private fund investments (as described above). The Boards also carefully considered Abbott's extensive expertise in managing these types of investments, including Abbott's personnel and research capabilities and Abbott's methodology in managing portfolios for institutional clients, and the efforts required by Abbott in analyzing and monitoring private fund investments, which can be greater than that for publicly traded securities. The Board also took into account the lack of any anticipated adverse impact to a Fund as a result of the New Sub-Advisory Agreements, particularly that THE INCREASED COMPENSATION TO BE RECEIVED BY ABBOTT WILL NOT INCREASE THE FEES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS, BUT WILL CONTINUE TO BE PAID OUT OF WARBURG'S OWN ASSETS.

             THE BOARD OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE FOR THIS PROPOSAL.

                           * * * * * * * * * * * * *

                              SHAREHOLDER PROPOSALS

         As a general matter, each Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Warburg, Pincus Global Post-Venture Capital Fund, Inc., Warburg, Pincus Post-Venture Capital Fund, Inc. or Warburg, Pincus Trust, as the case may be, 466 Lexington Avenue, New York, New York 10017-3147. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.


                                 OTHER BUSINESS

         Management knows of no business to be presented to the Meetings other than the matter set forth in this combined proxy statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of a Fund.

                                 By Order of the Board of Directors/Trustees,

                                            Eugene P. Grace
                                            Vice President and Secretary

New York, New York
_______, 199_

                                  [PROXY CARD]
                              [WARBURG PINCUS FUND]

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby instruct Arnold M. Reichman and Eugene P. Grace to vote the shares of [Warburg Pincus Fund] as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Friday, January 17, 1997, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147 (10th Floor), and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated _______ __, 199_. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                         PROMPTLY IN ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?  DO YOU HAVE ANY COMMENTS?

------------------------            ------------------------

------------------------            ------------------------

------------------------            ------------------------

                                 [REVERSE SIDE]


   [X]   PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                  .
     VOTE THIS PROXY CARD TODAY!         THE BOARD OF DIRECTORS/TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE
    YOUR PROMPT RESPONSE WILL SAVE                                    FOR PROPOSAL 1.
  THE EXPENSE OF ADDITIONAL MAILINGS

    This proxy, if properly                                                          For    Against       Abstain
   executed, will be voted in     1)    To approve the new Sub-Investment            [ ]     [ ]            [ ]
  this manner directed by the           Advisory Agreement between the Fund,
    undersigned shareholder.            Warburg, Pincus Counselors, Inc.
 IF NO DIRECTION IS MADE, THIS          and Abbott Capital Management, L.P.
           PROXY WILL
   BE VOTED "FOR" APPROVAL OF
          PROPOSAL 1.

                                  2)    To transact such other business as may properly come before the Meeting or any adjournment thereof.
RECORD DATE SHARES:


Please be sure to sign and date                    Mark box at right if comments or address change
this Proxy.                        Date            have been noted on the reverse side.       [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD


                                                           APPENDIX A

             WARBURG, PINCUS GLOBAL POST-VENTURE CAPITAL FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF A CLASS OF THE FUND




COMMON SHARES
                                            Number of          Percent of
                                          Common Shares      Common Shares
                                         Owned of Record      Outstanding
Name and Address                         ---------------     -------------
----------------



ADVISOR SHARES
                                            Number of
                                         Advisor Shares        Percent of
                                          Beneficially       Advisor Shares
                                              Owned           Outstanding
Name and Address                         --------------      --------------
Warburg, Pincus Counsellors, Inc.
    Attn.:  Stephen Distler
    466 Lexington Avenue
    New York, NY  10017

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                 WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF A CLASS OF THE FUND




COMMON SHARES
                                         Number of            Percent of
                                       Common Shares        Common Shares
                                      Owned of Record        Outstanding
Name and Address                      ---------------       -------------
----------------
Charles Schwab & Co., Inc.             [991,604.095]           [24.55%]
    Reinvest Account
    Attn.:  Mutual Funds Dept.
    101 Montgomery Street
    San Francisco, CA 94104-4122
Charles Schwab & Co., Inc.             [204,783.412]            [5.07%]
    Cash Account
    Attn.:  Mutual Funds Dept.
    101 Montgomery Street
    San Francisco, CA 94104-4122
National Financial Services Corp.      [382,100.804]            [9.46%]
    P.O. Box 3908
    Church Street Station
    New York, NY 10008

ADVISOR SHARES
                                         Number of
                                      Advisor Shares          Percent of
                                       Beneficially         Advisor Shares
                                           Owned             Outstanding
Name and Address                      --------------        --------------
Warburg, Pincus Counsellors, Inc.          [100]               [83.88%]
    Attn.:  Stephen Distler
    466 Lexington Avenue
    New York, NY  10017

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                              WARBURG, PINCUS TRUST
                        (POST-VENTURE CAPITAL PORTFOLIO)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF A CLASS OF THE FUND


                                     Number of            Percent of
                                       Shares               Shares
                                  Owned of Record        Outstanding
Name and Address                  ---------------        ------------
----------------

                                                            APPENDIX B

                                     FORM OF
                        SUB-INVESTMENT ADVISORY AGREEMENT

                                                  ______ __, 199_



Abbott Capital Management, L.P.
50 Rowes Wharf
Boston, MA  02110

Dear Sirs:

                  Warburg, Pincus ______ Fund (the "Fund"), a [corporation/ business trust] organized and existing under the laws of [the State of Maryland/The Commonwealth of Massachusetts], and Warburg, Pincus Counsellors, Inc., as its investment adviser ("Warburg"), herewith confirms their agreement with Abbott Capital Management, L.P. (the "Sub-Adviser") as follows:

         1.       Investment Description; Appointment

                  The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Prospectus and Statement of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to provide the Sub-Advisor copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs Warburg as its investment adviser. Warburg desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

         2.       Services as Sub-Investment Adviser

                  (a) Subject to the supervision and direction of Warburg, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Fund in accordance with (a) the Articles of Incorporation, (b) the 1940 Act and the Investment Advisers Act of 1940, as amended (the

"Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by Warburg from time to time. In connection therewith, the Sub-Adviser will:

                           (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts ("Investments"). The Sub-Adviser is hereby authorized to execute, or place orders for the execution of, all Investments on behalf of the Fund;

                           (ii) assist the custodian and accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;

                           (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

                           (iv) exercise voting rights in respect of Investments; and

                           (v) provide reports to the Trust's Board of Directors for consideration at quarterly meetings of the Board on the Investments and furnish Warburg and the Fund's Board of Directors with such periodic and special reports as the Fund or Warburg may reasonably request.

                  (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

           3.       Execution of Transactions

                  (a) The Sub-Adviser will not effect orders for the purchase or sale of securities on behalf of the Fund through brokers or dealers as agents.

                  (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and Warburg further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

                  (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to Warburg and the Fund all information reasonably requested by Warburg and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

                  (d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

         4.       Disclosure Regarding the Sub-Adviser

                  (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

                  (b) The Sub-Adviser agrees to notify Warburg and the Fund promptly of any (i) statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

                  (c) Prior to the Fund or Warburg or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it has not objected to its use within ten (10) business days after such material has been sent to it. The Fund or Warburg will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Fund or Warburg that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

                  (d) The Sub-Adviser has supplied Warburg and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply Warburg, promptly upon preparation thereof, copies of all amendments or restatements of such document.

         5.       Certain Representations and
                  Warranties of the Sub-Adviser

                  (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

                  (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

         6.       Compliance

                  (a) The Sub-Adviser agrees that it shall promptly notify Warburg and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

                  (b) Warburg agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured Warburg or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked Warburg's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

                  (c) The Fund and Warburg shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and Warburg and their representatives in connection with any such monitoring efforts.

         7.       Books and Records

                  (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to either Warburg or the Fund any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

                  (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         8.       Provision of Information;
                  Proprietary and Confidential Information

                  (a) Warburg agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

                  (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, Warburg and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

                  (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, Warburg or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or Warburg, as applicable.

         9.       Standard of Care

                  The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Warburg in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or Warburg or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and Warburg understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

         10.      Indemnification

                  (a) The Sub-Adviser agrees to indemnify and hold harmless the Fund, Warburg, any affiliate thereof, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") any or all of the Fund and Warburg (all of such persons being referred to as "Fund Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Fund Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to Warburg, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Fund Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (b) The Fund agrees to indemnify and hold harmless the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Fund or Warburg, or any of their respective employees or representatives, or any affiliate of or any person acting on behalf of the Fund or Warburg, (ii) may be based upon a failure by the Fund or Warburg to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Fund and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to Warburg, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) A party (the "Indemnifying Person") shall not be liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Fund Indemnified Person or Sub-Adviser Indemnified Person, as applicable (a Portfolio Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an "Indemnified Person"), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

         11.      Compensation

                  In consideration of the services rendered pursuant to this Agreement, Warburg will pay the Sub-Adviser a quarterly fee calculated at an annual rate of 1.00% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by Warburg to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to Warburg for payment of fees due.

         12.      Expenses

                  (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 12(b).

                  (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Fund, Warburg or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

         13.      Term of Agreement

                  This Agreement shall commence on the date first written above and shall continue until April 17, 1998, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Funds outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by Warburg on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund shares on 60 (sixty) days' written notice to Warburg and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and Warburg. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to Warburg or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

         14.      Amendments

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         15.  Notices

                  All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, L.P., 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention: Raymond L. Held), telephone:
(212) 757-2700, telecopy: (212) 757-0835, (b) if to Warburg, to Warburg, Pincus Counsellors, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Eugene P. Grace), telephone: (212) 878-0600, telecopy: (212) 878-9351, and (c) if to the Fund, c/o Warburg Pincus Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy:
(212) 878-9351 (Attention:  President).

         16.      Choice of Law

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

         17.      Miscellaneous

                  (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

                  (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (c) Nothing herein shall be construed to make the Sub-Adviser an agent of Warburg or the Fund.

                  (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                        Very truly yours,

                                        WARBURG, PINCUS COUNSELLORS, INC.



                                        By: _________________________________
                                        Name:
                                        Title:





                                        WARBURG PINCUS ________ FUND


                                        By: _________________________________
                                        Name:
                                        Title:





Accepted:

ABBOTT CAPITAL MANAGEMENT, L.P.



By: _______________________________
Name:
Title:

                                                                  APPENDIX C

                                     FORM OF
                        SUB-INVESTMENT ADVISORY AGREEMENT

                                                 ________ __, 199_




Abbott Capital Management, L.L.C.
50 Rowes Wharf
Boston, MA  02110

Dear Sirs:

                  Warburg, Pincus __________ Fund (the "Fund"), a
[corporation/business trust] organized and existing under the laws of [the State of Maryland/The Commonwealth of Massachusetts], and Warburg, Pincus Counsellors, Inc., as its investment adviser ("Warburg"), herewith confirms their agreement with Abbott Capital Management, L.L.C. (the "Sub-Adviser") as follows:

         1.       Investment Description; Appointment

                  The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Prospectus and Statement of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to provide the Sub-Advisor copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs Warburg as its investment adviser. Warburg desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

         2.       Services as Sub-Investment Adviser

                  (a) Subject to the supervision and direction of Warburg, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Fund in accordance with (a) the Articles of Incorporation, (b) the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by Warburg from time to time. In connection therewith, the Sub-Adviser will:

                           (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts ("Investments"). The Sub-Adviser is hereby authorized to execute, or place orders for the execution of, all Investments on behalf of the Fund;

                           (ii) assist the custodian and accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;

                           (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

                           (iv)  exercise voting rights in respect of
	 Investments; and

                           (v) provide reports to the Fund's Board of Directors for consideration at quarterly meetings of the Board on the Investments and furnish Warburg and the Fund's Board of Directors with such periodic and special reports as the Fund or Warburg may reasonably request.

                  (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

         3.       Execution of Transactions

                  (a) The Sub-Adviser will not effect orders for the purchase or sale of securities on behalf of the Fund through brokers or dealers as agents.

                  (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and Warburg further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

                  (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to Warburg and the Fund all information reasonably requested by Warburg and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

                  (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

         4.       Disclosure Regarding the Sub-Adviser

                  (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

                  (b) The Sub-Adviser agrees to notify Warburg and the Fund promptly of any (i) statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

                  (c) Prior to the Fund or Warburg or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it has not objected to its use within ten (10) business days after such material has been sent to it. The Fund or Warburg will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Fund or Warburg that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

                  (d) The Sub-Adviser has supplied Warburg and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply Warburg, promptly upon preparation thereof, copies of all amendments or restatements of such document.

         5.       Certain Representations and
                  Warranties of the Sub-Adviser

                  (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

                  (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

         6.       Compliance

                  (a) The Sub-Adviser agrees that it shall promptly notify Warburg and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

                  (b) Warburg agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured Warburg or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked Warburg's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

                  (c) The Fund and Warburg shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and Warburg and their representatives in connection with any such monitoring efforts.

         7.       Books and Records

                  (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to either Warburg or the Fund any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

                  (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         8.       Provision of Information;
                  Proprietary and Confidential Information

                  (a) Warburg agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

                  (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, Warburg and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

                  (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, Warburg or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or Warburg, as applicable.

         9.       Standard of Care

                  The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Warburg in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or Warburg or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and Warburg understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

         10.      Indemnification

                  (a) The Sub-Adviser agrees to indemnify and hold harmless the Fund, Warburg, any affiliate thereof, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") any or all of the Fund and Warburg (all of such persons being referred to as "Fund Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Fund Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to Warburg, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Fund Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (b) The Fund agrees to indemnify and hold harmless the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Fund or Warburg, or any of their respective employees or representatives, or any affiliate of or any person acting on behalf of the Fund or Warburg, (ii) may be based upon a failure by the Fund or Warburg to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Fund and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to Warburg, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) A party (the "Indemnifying Person") shall not be liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Fund Indemnified Person or Sub-Adviser Indemnified Person, as applicable (a Portfolio Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an "Indemnified Person"), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the

Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

         11.      Compensation

                  In consideration of the services rendered pursuant to this Agreement, Warburg will pay the Sub-Adviser a quarterly fee calculated at an annual rate of 1.00% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by Warburg to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to Warburg for payment of fees due.

         12.      Expenses

                  (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 12(b).

                  (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Fund, Warburg or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

         13.      Term of Agreement

                  This Agreement shall commence on the date first written above and shall continue until April 17, 1998, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by Warburg on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Portfolio's shares on 60 (sixty) days' written notice to Warburg and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and Warburg. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to Warburg or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

         14.      Amendments

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Portfolio and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         15.  Notices

                  All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, L.L.C., 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention: Raymond L. Held), telephone:
(212) 757-2700, telecopy: (212) 757-0835, (b) if to Warburg, to Warburg, Pincus Counsellors, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Eugene P. Grace), telephone: (212) 878-0600, telecopy: (212) 878-9351, and (c) if to the Fund, c/o Warburg Pincus Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy:
(212) 878-9351 (Attention:  President).

         16.      Choice of Law

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

         17.      Miscellaneous

                  (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

                  (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (c) Nothing herein shall be construed to make the Sub-Adviser an agent of Warburg or the Fund.

                  (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                          Very truly yours,

                                          WARBURG, PINCUS COUNSELLORS, INC.



                                   By: _________________________________
                                   Name:
                                   Title:





                                   WARBURG PINCUS _________ FUND


                                   By: _________________________________
                                   Name:
                                   Title:



ABBOTT CAPITAL MANAGEMENT, L.L.C.



By: _______________________________
Name:
Title: